[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)

                    MFS(R) UTILITIES FUND

                    SEMIANNUAL REPORT o APRIL 30, 2000









                      -----------------------------------
                      MUTUAL FUND GIFT KITS (see page 35)
                      -----------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 28
Trustees and Officers ..................................................... 35

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE




--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
Historically, there have been two ways that shareholders in stocks and stock mutual funds could potentially make money: capital gains from share price appreciation and dividend payments. Over the past decade, however, it appears to us that dividends have become less and less relevant as a means of profiting from stock investments. Investors who in the past may have counted on dividend payments from stocks or stock funds as a source of income are sometimes finding their payments are no longer meeting their needs. In the balance of this letter, we'd like to address why that has happened, why this may in some ways be good for investors, and what investors may want to do to adjust to the new reality of shrinking dividends.

A FUNDAMENTAL CHANGE
When a company pays a dividend, it is essentially sharing its profits with stockholders. Until the 1950s, paying a dividend was standard practice for a majority of American companies; dividend payments were virtually required to compensate investors for taking on the risks associated with investing in stocks.

What has happened in the ensuing decades, however, is a fundamental change in the way investors view the stock market. The tremendous popularity of Individual Retirement Accounts and 401(k) retirement plans has introduced a flood of new investors to stocks and stock mutual funds, and a generally rising market through most of the past decade has made the experience a very positive one for many of those shareholders.

As a result, investors appear to be focusing much more on share price and on company earnings -- which we believe are the strongest long-term driver of share prices -- than on dividend payments. Summing up the trend, The New York Times commented on January 4, 2000, that "a growing portion of corporate America appears to be concluding that dividends are no longer needed to attract investors and are therefore an unnecessary cost of doing business. Fewer companies are raising dividends, and more and more major companies do not bother to pay them at all."

BENEFITS FOR INVESTORS
In assessing whether this trend is good for investors, it may help to look at what shareholders have traditionally regarded as the benefits of dividends. One benefit was that a dividend payment served as an indication that a company was in good health, because it was generating profits that it could share with its investors. However, there are other ways for a corporation to use its profits that over the long term may benefit shareholders more than a dividend.

As part of the MFS Original Research(R) process that we use in evaluating potential investments, one thing we look for is companies that are investing their profits back in their businesses. Profits can be used to fund additional research, product development, marketing, and other areas that may improve the earnings of a company and potentially result in higher stock prices. Share buybacks are another way we like to see a company reinvest its profits. By buying back its own shares and thus reducing the number of shares outstanding, a company may increase the value of existing shares. Over the long term, we believe such actions may benefit shareholders more than a dividend payment. An additional reason we feel dividends are an inefficient way for a company to use its profits is that dividend payouts are subject to double taxation: once as corporate profits and a second time as ordinary income to shareholders.

POTENTIAL DOWNSIDE PROTECTION
"Downside protection" is a second potential benefit that investors have historically attributed to dividends. The reasoning went that, during a bad market period, a stockholder could at least count on dividend payments to somewhat counteract the effect of declining share prices. We believe, however, that the best long-term protection against market volatility is simply investing in good businesses -- which is why our research is focused on identifying companies with the potential to grow earnings over the long haul, taking down markets in their stride.

And although dividend payments may appear to provide some short-term protection against volatility, over the past decade stock prices in general have risen much faster than dividends, making most dividend payments too small to provide significant protection. In 1999, for example, the average dividend yield of stocks in the Standard & Poor's 500 Composite Index was only 1.21%(1) -- whereas yields had averaged in the 3% - 4% range or greater during the decades of the 1960s, '70s, and '80s.(2)

ALTERNATE INCOME STREAMS
A third benefit of stock dividend payments has traditionally been that they may provide a steady stream of income, allowing an investor to receive money from stock or stock mutual fund investments without selling shares. This benefit has often been used to provide retirement income. Over the past decade, however, many investors have found their dividend checks shrinking while the value of their holdings may have appreciated considerably.

Intuitively, receiving a stream of dividend income without reducing the principal in one's account may seem preferable to selling shares to generate income. But investors should also bear in mind the tax consequences of dividend income. Dividends are federally taxed as ordinary income, whereas profits from selling stock or mutual fund shares held more than one year are taxed at the capital gains rate of 20% -- which for many investors is lower than their ordinary income tax bracket. Many shareholders may find themselves paying lower taxes on profits from share appreciation than on dividend income. Given the current reality of low and declining stock dividends, we would suggest that investors seeking an income stream from their equity portfolio talk with their investment professionals about alternate payout methods. Two possible strategies are systematic withdrawals and bond investing.

With a systematic withdrawal, an investor's account is set up to sell shares in order to pay out a fixed amount on a regular schedule. The advantage of this approach is that the payout amount is always the same, regardless of market fluctuations or variations in dividends paid by the holdings in the account. In a period when the market is rising, share price appreciation may in fact compensate for some selling of holdings. Of course, the disadvantage of a systematic withdrawal is that, depending on the payout amount, the principal balance in the account will most likely shrink as shares are sold. At some point an investor can potentially run out of money.

For investors who feel more comfortable not drawing down their account principal, bond funds may present an attractive alternative for providing an income stream. High-yield bond funds, in particular, may offer the potential for higher dividend yields than many stock funds are offering today. A disadvantage is that, historically, bond funds have not tended to offer as much potential for long-term share price appreciation as have stock funds. Investors should also understand that, although investments in lower-rated securities such as high-yield bonds may provide greater returns, they are also associated with greater-than-average risk.(3) We suggest that investors work with their investment professionals to determine whether a bond fund or systematic withdrawal plan may meet their needs within their expected time frames.

As with most major changes in the financial markets, the overall decline in stock dividend payments presents a combination of challenges and potential benefits for investors. We feel that most investors will be best served by working with their investment professionals to continually monitor such changes in the financial markets, as well as changes in their own situations, and adjusting their portfolios accordingly. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 18, 2000

------------
(1) Source: Standard & Poor's. The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.
(2) Source: FactSet Research. The dividend yield of a stock is calculated by dividing the dividend per share by the current market price per share.
(3) These risks may increase share price volatility. Please see a prospectus for details.

A prospectus containing more complete information on any MFS product, including charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Maura A. Shaughnessy]
     Maura A. Shaughnessy

For the six months ended April 30, 2000, Class A shares of the Fund provided a total return of 18.35%, Class B shares 17.98%, Class C shares 17.86%, and Class I shares 18.46%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to an 8.65% return over the same period for the Fund's benchmark, the Standard & Poor's (S&P) Utilities Index. The S&P Utilities Index is an unmanaged, market-value-weighted total return index of all utility stocks in the S&P 500 Composite Index. For the same period, the average utility fund returned 7.97%, according to Lipper Inc., an independent firm that reports mutual fund performance.

Q. HOW WOULD YOU DESCRIBE THE STOCK MARKET ENVIRONMENT OVER THE PAST SIX MONTHS?

A. The market has been extremely volatile. In the last quarter of 1999, stocks had an incredible run, with the biggest gains coming from technology and other high-growth sectors. But almost as soon as the new year started, investors grew unsettled. We felt that part of the problem was renewed concerns about rising interest rates. Also, technology stocks had reached such high levels that we believe many investors were getting nervous that they wouldn't be able to meet their earnings forecasts. Finally, in March and April, growth stock prices declined.

Q. WHAT HAPPENED TO UTILITY STOCKS DURING THIS TIME?

A. They moved in the opposite direction of the market leaders. During the fourth quarter of last year, utility stocks did poorly because their earnings looked weak compared to the strength in high-growth technology names. But as the market grew increasingly bumpy, utilities started looking more attractive. Toward the end of the period, investors were moving into electric utility stocks for defensive reasons, and their stock prices moved up nicely.

Q. WHAT CHANGES DID YOU MAKE TO TAKE ADVANTAGE OF THIS SHIFT?

A. None. My strategy is always to own the names I have confidence in -- usually companies with good earnings growth prospects whose stock prices look reasonable. A few years ago when we had the meltdown in Asian financial markets, investors flew into electrics, again for defensive reasons. But they flew out just as quickly. That was a good lesson. Sure, it would have been nice to have a higher stake than the roughly 20% we had in these utilities when they started moving up. But I just don't have a lot of confidence right now that the management teams at many of these companies have the experience to run their businesses effectively in a deregulated environment. I focused exclusively on companies like Pinnacle West Capital that I think do seem to have the right skills. This is an Arizona-based company focused on its nonregulated generation business that's not only well managed but is operating in a territory with strong growth potential. I believe that combination may give the company double-digit earnings growth down the road.

Q. WHICH ELECTRICS HELPED THE FUND DURING THE PERIOD?

A. AES and Calpine, two independent power producers, posted exceptionally strong gains. AES has more of an international focus, whereas Calpine has most of its power plants here in the United States. But the story is much the same. Both are capitalizing on two trends in generation -- privatization and deregulation. To be successful, we believe these companies have to run their plants efficiently and understand the markets in which they operate.

Q. HOW HAVE NATURAL GAS STOCKS DONE?

A. They've been strong performers and, fortunately, a sizable focus for the Fund. By the end of the period, we had built our stake to 22% of portfolio assets, for a couple of reasons. First, we recognized the overall strength in natural gas demand. Our research shows that only about 15% of existing electricity generation is natural-gas-based today, but 95% of the new plants being built are natural gas ones. We believe the underlying demand for natural gas is going to go up. Second, many of the natural gas pipeline companies trade in natural gas and electricity. Basically, we feel they try to take advantage of price volatility by buying excess capacity at low prices and then reselling it at higher prices to companies that are running short. Finally, many natural gas pipeline companies, including Dynegy, Williams, Enron, Coastal, and El Paso, have been getting into the deregulated power generation business. We think they have the necessary risk management tools from their trading experience, as well as an understanding of power generation, to be very successful.

Q. DID ANY NATURAL GAS STOCKS STAND OUT AS TOP PERFORMERS?

A. Yes. Enron had a terrific run. In addition to its natural gas pipeline business, it's the biggest trader of natural gas and electricity in the world. It's also the premier player in energy outsourcing. We see this as an area with strong growth potential, as companies like Chase Manhattan and Owens Corning are seeking to increase their efficiency by contracting out their energy management needs. In addition, Enron has been benefiting from efforts to put in its own telecommunications fiber-optic network. Another strong performer was Dynegy, which bought out Illinova, a Midwest electric utility that we already owned, and then spun off Illinova's generation on a deregulated basis. Investors applauded the merger and spin off by pushing Dynegy's stock price up.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. Sure. Williams, another natural gas pipeline stock and our largest investment, was flat for the period. It spun off 15% of its telecommunications subsidiary about a year ago. Unfortunately, the parent company's stock has moved more in line with communications stocks than with energy stocks. And telecommunications has really done badly this spring. The wireless companies and the new competitive local exchange carriers got killed during the downturn of growth investing. The story isn't much better with the service providers -- stocks like GTE and SBC Communications sunk as investors worried about whether they could keep up in the rapidly changing telecommunications market. We held on because we believe these companies will prove they can compete.

Q. HAS CONSOLIDATION CONTINUED TO BENEFIT THE FUND?

A. It has. We owned El Paso and Coastal, natural gas pipeline stocks that announced a merger in February. Both stocks took pretty hard hits over concerns that the deal just didn't make sense. We knew the companies well and thought the merger was a good move, especially given the fact that the combined entity would create the biggest natural gas pipeline company in the United States. We used the downturn as an opportunity to add to our position and have since seen both stocks rebound nicely. We also benefited from selling our stake in Mannesmann, a German wireless and wire-line company, following its announced buyout by Vodafone AirTouch, a British-based mobile telecommunications provider.

Q. DO YOU THINK UTILITY STOCKS WILL CONTINUE TO DO WELL?

A. As long as the stock market remains volatile, we think utility stocks may provide a safer haven for investors and, therefore, we believe they should do well. We feel that natural gas stocks seem to have the strongest prospects and electrics the weakest. But it is important to remember that since we buy individual stocks, not whole sectors, that's largely irrelevant to our investment strategy. We'll remain focused on utility companies -- regardless of sector -- that we believe can sustain or improve earnings growth.

/s/ Maura A. Shaughnessy
    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   MAURA A. SHAUGHNESSY IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) CAPITAL OPPORTUNITIES FUND, MFS(R) UTILITIES FUND, MFS(R) UTILITIES SERIES AND MFS(R) CAPITAL OPPORTUNITIES SERIES (BOTH PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), AND THE UTILITIES SERIES AND THE CAPITAL OPPORTUNITIES SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   MS. SHAUGHNESSY JOINED MFS IN 1991 AS A RESEARCH ANALYST AND BECAME VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992 AND SENIOR VICE PRESIDENT IN 1998. A GRADUATE OF COLBY COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE, SHE IS A CHARTERED FINANCIAL ANALYST.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                     SEEKS CAPITAL GROWTH AND CURRENT INCOME (INCOME
                                 ABOVE THAT AVAILABLE FROM A PORTFOLIO INVESTED
                                 ENTIRELY IN EQUITIES).

  COMMENCEMENT                   FEBRUARY 14, 1992
  OF INVESTMENT OPERATIONS:

  CLASS INCEPTION:               CLASS A  FEBRUARY 14, 1992
                                 CLASS B  SEPTEMBER 7, 1993
                                 CLASS C  JANUARY 3, 1994
                                 CLASS I   JANUARY 2, 1997

  SIZE:                          $2.0 BILLION NET ASSETS AS OF APRIL 30, 2000

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH APRIL 30, 2000

CLASS A

                                                6 Months       1 Year       3 Years       5 Years           Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                         +18.35%      +28.41%      +106.70%      +217.59%        +327.49%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                            --        +28.41%      + 27.38%      + 26.00%        + 19.36%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                            --        +22.31%      + 25.33%      + 24.78%        + 18.66%
-----------------------------------------------------------------------------------------------------------------

CLASS B

                                                6 Months       1 Year       3 Years       5 Years           Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                         +17.98%      +27.45%      +102.37%      +206.06%        +304.07%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                            --        +27.45%      + 26.49%      + 25.07%        + 18.55%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                            --        +23.45%      + 25.86%      + 24.91%        + 18.55%
-------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, February 14, 1992, through April 30, 2000.

CLASS C

                                                6 Months       1 Year       3 Years       5 Years           Life*
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                         +17.86%      +27.42%      +102.22%      +205.67%        +305.99%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                            --        +27.42%      + 26.46%      + 25.04%        + 18.61%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                            --        +26.42%      + 26.46%      + 25.04%        + 18.61%
-----------------------------------------------------------------------------------------------------------------

CLASS I

                                                6 Months       1 Year       3 Years       5 Years           Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                         +18.46%      +28.67%      +108.47%      +220.58%        +331.51%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                            --        +28.67%      + 27.75%      + 26.24%        + 19.50%
-------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, February 14, 1992, through April 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE
IS NO GUARANTEE OF FUTURE RESULTS.

The Fund may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2000

FIVE LARGEST STOCK SECTORS

UTILITIES & COMMUNICATIONS              89.4%
SPECIAL PRODUCTS & SERVICES              3.7%
LEISURE                                  3.6%
TECHNOLOGY                               1.5%
INDUSTRIAL GOODS & SERVICES              1.3%

TOP 10 STOCK HOLDINGS

WILLIAMS COS., INC.  3.6%                       ENRON CORP.  2.7%
Natural gas pipeline company                    Natural gas pipeline company

SBC COMMUNICATIONS, INC.  3.4%                  AES CORP.  2.6%
Integrated telecommunications company           Electric power plant operator

GTE CORP.  3.4%                                 DYNEGY, INC.  2.6%
Telecommunications company                      Natural gas pipeline company

BCE, INC.  3.2%                                 KEYSPAN CORP.  2.3%
Canadian telecommunications company             Electric utility company

COASTAL CORP.  3.1%                             KPN N.V.  2.3%
Oil and natural gas company                     Dutch telecommunications company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2000

Stocks - 77.9%
------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 52.6%
  Business Services - 0.4%
    Adelphia Business Solutions*                                      208,200           $    7,287,000
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.4%
    Digex, Inc.*                                                      104,600           $    8,158,800
------------------------------------------------------------------------------------------------------
  Electric and Gas Utility Revenue - 0.5%
    SCANA Corp.                                                       381,988           $    9,883,939
------------------------------------------------------------------------------------------------------
  Electronics - 0.1%
    Fuelcell Energy, Inc.*                                             25,810           $    1,051,758
------------------------------------------------------------------------------------------------------
  Energy - 2.8%
    Dynegy, Inc.                                                      683,300           $   44,713,444
    Energy East Corp.                                                  64,500                1,346,437
    Sierra Pacific Resources Co.                                      577,552                8,735,474
                                                                                        --------------
                                                                                        $   54,795,355
------------------------------------------------------------------------------------------------------
  Internet - 0.1%
    VIA NET.WORKS, Inc.                                               145,560           $    2,902,103
------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.1%
    USEC, Inc.                                                        349,600           $    1,638,750
------------------------------------------------------------------------------------------------------
  Oils - 2.7%
    Coastal Corp.                                                   1,050,100           $   52,701,894
------------------------------------------------------------------------------------------------------
  Telecommunications - 15.9%
    Allegiance Telecom, Inc.*                                          81,000           $    5,730,750
    Alltel Corp.                                                      513,500               34,211,937
    AT&T Corp.                                                        272,900                8,681,631
    BroadWing, Inc.*                                                  419,064               11,864,749
    CenturyTel, Inc.                                                  595,600               14,592,200
    Completel Holdings LLC, "B"*##                                     29,250                2,193,750
    Focal Communications Corp.*                                        35,400                1,179,263
    GTE Corp.                                                         862,400               58,427,600
    Intermedia Communications, Inc.*                                  463,800               18,899,850
    Metromedia Fiber Network, Inc., "A"*                              544,920               16,824,405
    NTL, Inc.*                                                        119,200                9,118,800
    Qwest Communications International, Inc.*                         321,200               13,932,050
    SBC Communications, Inc.                                        1,342,071               58,799,486
    Sprint Corp.*                                                     370,700               22,798,050
    Time Warner Telecom, Inc.*                                        114,000                6,241,500
    UnitedGlobalCom, Inc.*                                            140,600                7,469,375
    Williams Communications Group, Inc.*                              361,900               13,390,300
    Winstar Communications, Inc.*                                     172,800                6,890,400
                                                                                        --------------
                                                                                        $  311,246,096
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 17.4%
    AES Corp.*                                                        505,700           $   45,481,394
    Atmos Energy Corp.                                                330,199                5,241,909
    Calpine Corp.*                                                    124,400               11,382,600
    CMS Energy Corp.                                                1,507,595               28,644,305
    Constellation Energy Group, Inc.                                  126,300                4,175,794
    DPL, Inc.                                                          94,900                2,206,425
    DQE, Inc.                                                         237,800                9,095,850
    Duke Energy Corp.                                                 457,400               26,300,500
    El Paso Electric Co.*                                             755,900                8,362,144
    Keyspan Corp.                                                   1,357,700               39,882,437
    Montana Power Co.                                                 100,100                4,410,656
    NiSource, Inc.                                                  1,015,300               18,783,050
    Northeast Utilities                                               756,800               16,271,200
    NSTAR Co.                                                         309,500               13,637,344
    Peco Energy Co.                                                   700,700               29,210,431
    Pinnacle West Capital Corp.                                       990,900               34,805,362
    Public Service Enterprise Group                                   244,600                8,775,025
    Reliant Energy, Inc.                                              593,500               15,801,938
    Unicom Corp.                                                      423,500               16,834,125
                                                                                        --------------
                                                                                        $  339,302,489
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 10.9%
    Columbia Energy Group                                             412,900           $   25,909,475
    El Paso Energy Corp.                                              915,900               38,925,750
    Energen Corp.                                                     405,700                7,429,381
    Enron Corp.                                                       668,400               46,579,125
    Kinder Morgan, Inc.                                               604,800               18,333,000
    National Fuel Gas Co.                                             119,100                5,649,806
    NICOR, Inc.                                                       268,800                9,105,600
    Williams Cos., Inc.                                             1,657,300               61,838,007
                                                                                        --------------
                                                                                        $  213,770,144
------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.3%
    U.S. West, Inc.                                                   349,000           $   24,844,437
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                       $1,027,582,765
------------------------------------------------------------------------------------------------------
Foreign Stocks - 25.3%
  Argentina - 0.1%
    IMPSAT Fiber Networks, Inc. (Telecommunications)*                 138,950           $    2,197,147
------------------------------------------------------------------------------------------------------
  Australia - 0.7%
    Cable & Wireless Optus Ltd. (Telecommunications)                3,903,600           $   12,595,961
------------------------------------------------------------------------------------------------------
  Bermuda - 0.7%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                  124,500           $    2,427,750
    Global Crossing Ltd. (Telecommunications)*                        371,100               11,689,650
                                                                                        --------------
                                                                                        $   14,117,400
------------------------------------------------------------------------------------------------------
  Brazil - 1.1%
    Celular CRT Participacoes, Preferred
      (Telecommunications)                                              6,134                2,310,907
    Companhia Electricas est Rio de Janeiro
      (Utilities - Electric)*                                       7,436,500                2,348,368
    Companhia Riogrand Telecomunicacoes, Preferred "A"
      (Utilities - Telephone)                                           6,134                2,225,948
    Espirito Santo Centrais Eletricas S.A. (Utilities -
      Electric)                                                        10,200                  418,172
    Tele Centro Oeste Celular Participacoes S.A., ADR
      (Telecommunications)                                            168,800                1,941,200
    Tele Centro Sul Participacoes S.A., ADR
      (Telecommunications)*                                            47,500                3,028,125
    Telecomunicacoes de Sao Paulo S.A
      (Telecommunications)*                                           365,400                9,226,350
                                                                                        --------------
                                                                                        $   21,499,070
------------------------------------------------------------------------------------------------------
  Canada - 4.3%
    AT&T Canada, Inc. (Telecommunications)*                           316,800           $   13,503,600
    BCE, Inc. (Telecommunications)                                    474,700               54,471,825
    Telesystem International Wireless, Inc.
      (Telecommunications)*                                           503,600               16,618,800
                                                                                        --------------
                                                                                        $   84,594,225
------------------------------------------------------------------------------------------------------
  Finland - 0.6%
    Sonera Oyj (Telecommunications)                                   197,600           $   10,865,718
------------------------------------------------------------------------------------------------------
  France - 1.1%
    Vivendi S.A. (Business Services)                                  221,900           $   21,943,319
------------------------------------------------------------------------------------------------------
  Greece - 0.4%
    Panafon S.A. (Telecommunications)*                                626,760           $    7,540,505
------------------------------------------------------------------------------------------------------
  Hong Kong - 0.4%
    China Telecom Ltd. (Telecommunications)                         1,054,000           $    7,544,327
------------------------------------------------------------------------------------------------------
  Hungary - 0.7%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)*                  399,200           $   13,897,150
------------------------------------------------------------------------------------------------------
  Israel - 0.4%
    Partner Communications Co. Ltd., ADR (Cellular
      Telephones)*                                                    747,675           $    7,990,777
------------------------------------------------------------------------------------------------------
  Italy - 2.0%
    Telecom Italia Mobile S.p.A. (Telecommunications)               1,917,400           $   18,298,612
    Telecom Italia Mobile S.p.A., Saving Shares
      (Telecommunications)*                                         1,138,800                4,481,790
    Telecom Italia S.p.A. (Telecommunications)                      1,128,800               15,779,362
                                                                                        --------------
                                                                                        $   38,559,764
------------------------------------------------------------------------------------------------------
  Japan - 1.2%
    Nippon Telegraph & Telephone Co. (Utilities -
      Telephone)                                                          866           $   10,745,810
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                                                390               13,037,319
                                                                                        --------------
                                                                                        $   23,783,129
------------------------------------------------------------------------------------------------------
  Mexico - 0.8%
    Nuevo Grupo Iusacell S.A. de C.V., ADR
      (Telecommunications)*                                           755,790           $   12,045,403
    Telefonos de Mexico S.A., ADR (Utilities -
      Telephone)                                                       69,400                4,081,588
                                                                                        --------------
                                                                                        $   16,126,991
------------------------------------------------------------------------------------------------------
  Netherlands - 3.9%
    Completel Europe N.V. (Telecommunications)*                       444,870           $    7,803,807
    KPN N.V. (Telecommunications)*                                    389,450               39,237,699
    Libertel N.V. (Cellular Telecommunications)*                      533,991                9,367,148
    United Pan-Europe Communications N.V
      (Telecommunications and Cable)*                                 293,400               10,674,851
    Versatel Telecommunications N.V
      (Telecommunications)*                                           217,600                8,721,950
                                                                                        --------------
                                                                                        $   75,805,455
------------------------------------------------------------------------------------------------------
  Spain - 3.2%
    Endesa S.A., ADR (Utilities - Electric)                           674,500           $   14,713,274
    Telefonica de Espana S.A., ADR (Telecommunications)               445,173               29,492,711
    Union Electrica Fenosa S.A. (Utilities - Electric)                921,400               17,745,788
                                                                                        --------------
                                                                                        $   61,951,773
------------------------------------------------------------------------------------------------------
  Sweden - 0.5%
    Tele1 Europe Holdings AB (Telecommunications)*                    550,360           $    8,659,833
    Tele1 Europe Holdings AB, ADR (Telecommunications)*                27,900                  432,450
                                                                                        --------------
                                                                                        $    9,092,283
------------------------------------------------------------------------------------------------------
  United Kingdom - 3.2%
    British Telecommunications PLC
      (Telecommunications)*                                                26           $          465
    Cable & Wireless Communications PLC
      (Telecommunications)                                          1,092,500               16,376,633
    Cable & Wireless Communications PLC, ADR
      (Telecommunications)*                                           168,500                2,795,980
    Energis PLC (Telecommunications)*                                 268,800               13,272,090
    Independent Energy Holdings PLC, ADR (Utilities -
      Electric)                                                       248,800                9,703,200
    Vodafone AirTouch PLC (Telecommunications)*                     4,470,205               20,457,458
                                                                                        --------------
                                                                                        $   62,605,826
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                    $  492,710,820
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,382,813,777)                                          $1,520,293,585
------------------------------------------------------------------------------------------------------

Bonds - 5.9%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 5.8%
  Banks and Credit Companies - 0.2%
    Beaver Valley Funding Corp. II, 9s, 2017                       $    1,185           $    1,191,589
    Midamerican Funding LLC, 6.927s, 2029                               1,230                1,059,406
    Midland Cogeneration Venture Corp., 10.33s, 2002                      247                  252,533
    Midland Funding Corp., 10.33s, 2002                                   941                  962,183
                                                                                        --------------
                                                                                        $    3,465,711
------------------------------------------------------------------------------------------------------
  Energy - 0.1%
    Ocean Energy, Inc., 8.875s, 2007                               $      850           $      837,250
------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.1%
    Salton Sea Funding Corp., 6.69s, 2000                          $      119           $      119,460
    Salton Sea Funding Corp., 7.84s, 2010                               1,110                1,071,228
    Salton Sea Funding Corp., 8.3s, 2011                                1,311                1,294,845
                                                                                        --------------
                                                                                        $    2,485,533
------------------------------------------------------------------------------------------------------
  Financial Services - 0.1%
    Bellsouth Capital Funding Corp., 7.75s, 2010                   $    1,540           $    1,539,661
    Sprint Capital Corp., 6.9s, 2019                                    1,279                1,146,189
                                                                                        --------------
                                                                                        $    2,685,850
------------------------------------------------------------------------------------------------------
  Telecommunications - 0.8%
    Intermedia Communications, Inc., 12.25s, 2009                  $   17,850           $   10,888,500
    Sprint Spectrum LP, 11s, 2006                                       1,463                1,575,036
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                  296                  278,976
    Telecomunicaciones de Puerto Rico, Inc., 6.8s, 2009                   687                  631,680
    TXU Eastern Funding Co., 6.75s, 2009                                1,488                1,329,839
    WorldCom, Inc., 8.875s, 2006                                          720                  748,613
                                                                                        --------------
                                                                                        $   15,452,644
------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 0.4%
    Federal Home Loan Mortgage Corp., 5s, 2004                     $      490           $      454,705
    Federal Home Loan Mortgage Corp., 6.5s, 2029                        1,244                1,161,776
    Federal National Mortgage Assn., 5.25s, 2009                        1,821                1,580,282
    Federal National Mortgage Assn., 7s, 2029                           1,468                1,404,779
    Federal National Mortgage Assn., 7.25s, 2010                        2,715                2,706,936
------------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                             $    7,308,478
------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 3.2%
  Government National Mortgage Association - 0.6%
    GNMA, 6.5s, 2029                                               $      540           $      505,687
    GNMA, 7s, 2027 - 2028                                               2,228                2,143,031
    GNMA, 7.5s, 2025 - 2028                                             4,477                4,406,621
    GNMA, 8s, 2025 - 2030                                               3,223                3,229,851
                                                                                        --------------
                                                                                        $   10,285,190
------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 2.6%
    U.S. Treasury Bonds, 0s, 2023                                  $   15,834           $    4,034,503
    U.S. Treasury Bonds, 6.125s, 2029                                   7,257                7,273,982
    U.S. Treasury Bonds, 10.375s, 2009                                 30,628               34,906,425
    U.S. Treasury Notes, 6.5s, 2010                                     4,559                4,649,450
                                                                                        --------------
                                                                                        $   50,864,360
------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                        $   61,149,550
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.8%
    California Infrastructure, 6.17s, 2003                         $    1,839           $    1,832,104
    CMS Panhandle Holding Co., 6.5s, 2009                               1,300                1,122,628
    Connecticut Light & Power Co., 8.59s, 2003                          1,000                  986,440
    Detroit Edison Co., 7.5s, 2005                                      3,647                3,610,030
    Illinois Power Special Purpose Trust, 5.26s, 2003                   2,100                2,079,000
    Niagara Mohawk Power Corp., 7.75s, 2006                             2,183                2,136,458
    NRG Energy, Inc., 8.962s, 2016                                        719                  716,304
    NSTAR Co., 8s, 2010                                                 2,443                2,429,319
    Toledo Edison Co., 9.5s, 2001                                       1,385                1,405,623
                                                                                        --------------
                                                                                        $   16,317,906
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.1%
    Columbia Gas Systems, Inc., 6.39s, 2000                        $    2,245           $    2,227,175
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                        $  111,930,097
------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.1%
  Canada
    Gulf Canada Resources Ltd., 9.25s, 2004 (Oils)                 $      850           $      847,254
------------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    Completel Europe N.V., 0s to 2004, 14s to 2009
      (Telecommunications)                                         $    2,927           $    1,463,500
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                     $    2,310,754
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $116,736,185)                                             $  114,240,851
------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 7.9%
------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 5.8%
  Oils - 0.8%
    Coastal Corp., 6.625%                                             560,000           $   16,590,000
------------------------------------------------------------------------------------------------------
  Telecommunications - 2.7%
    Cox Communications, Inc., 0.25%                                   147,100           $    7,505,483
    Cox Communications, Inc., 7.75%                                   146,700               15,733,575
    DECS Trust VI, 6.25%                                              110,100                5,862,825
    MGC Communications, Inc., 7.25%                                   241,200               10,371,600
    UnitedGlobalCom, Inc., "C", 7.00%                                  11,200                  791,000
    UnitedGlobalCom, Inc., "D", 7.00%                                 115,020                5,290,920
    UnitedGlobalCom, Inc., 7.00%##                                    102,700                7,253,188
                                                                                        --------------
                                                                                        $   52,808,591
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.3%
    AES Trust III, 6.75%                                              277,400           $   19,782,087
    Calpine Capital Trust, 5.75%*                                     144,200               12,130,825
    CMS Energy Corp., 8.75%                                           489,300               12,966,450
                                                                                        --------------
                                                                                        $   44,879,362
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                       $  114,277,953
------------------------------------------------------------------------------------------------------
Foreign Stocks - 2.1%
  Bermuda - 2.1%
    Global Crossing Ltd., 6.75% (Telecommunications)                   57,300           $   14,353,650
    Global Crossing Ltd., 7.00% (Telecommunications)                   43,700                8,805,550
    Global Crossing Ltd., 7.00% (Telecommunications)##                 86,000               17,630,000
                                                                                        --------------
                                                                                        $   40,789,200
------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost,
$147,188,923)                                                                           $  155,067,153
------------------------------------------------------------------------------------------------------

Convertible Bonds - 2.4%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
------------------------------------------------------------------------------------------------------
U.S. Bonds - 2.4%
  Financial Institutions - 1.2%
    ADT Operations, Inc., 0s, 2010                                 $    9,115           $   23,038,162
------------------------------------------------------------------------------------------------------
  Financial Services - 0.4%
    Bell Atlantic Financial Services, Inc., 4.25s, 2005            $    6,100           $    7,608,896
------------------------------------------------------------------------------------------------------
  Telecommunications - 0.8%
    Liberty Media Group, 4s, 2029##                                $    5,776           $    7,530,460
    NTL, Inc., 5.75s, 2009##                                            9,870                8,673,263
                                                                                        --------------
                                                                                        $   16,203,723
------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $41,954,069)                                  $   46,850,781
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 6.9%
------------------------------------------------------------------------------------------------------
    Federal Agricultural Mortgage Corp., due 5/11/00               $   24,000           $   23,960,800
    Federal Home Loan Bank, due 5/01/00                                76,335               76,335,000
    General Electric Capital Corp., due 5/01/00 - 5/22/00              34,990               34,919,767
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                         $  135,215,567
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,823,908,521)                                     $1,971,667,937

Other Assets, Less Liabilities - (1.0)%                                                    (19,221,807)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $1,952,446,130
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------------
APRIL 30, 2000
-------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,823,908,521)              $1,971,667,937
  Investments of cash collateral for securities loaned, at value
    (identified cost, $254,988,648)                                       254,988,648
  Cash                                                                          5,759
  Foreign currency, at value (identified cost, $7,233)                          5,450
  Receivable for Fund shares sold                                          12,448,853
  Receivable for investments sold                                           3,157,213
  Interest and dividends receivable                                         7,151,001
  Other assets                                                                  5,799
                                                                       --------------
      Total assets                                                     $2,249,430,660
                                                                       --------------
Liabilities:
  Distributions payable                                                $      367,615
  Payable for Fund shares reacquired                                        1,936,819
  Payable for investments purchased                                        39,204,949
  Collateral for securities loaned, at value                              254,988,648
  Payable to affiliates -
    Management fee                                                             78,304
    Shareholder servicing agent fee                                            15,642
    Distribution and service fee                                              116,711
    Administrative fee                                                          2,759
  Accrued expenses and other liabilities                                      273,083
                                                                       --------------
      Total liabilities                                                $  296,984,530
                                                                       --------------
Net assets                                                             $1,952,446,130
                                                                       ==============
Net assets consist of:
  Paid-in capital                                                      $1,625,031,318
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                       147,748,232
  Accumulated undistributed net realized gain on
    investments and foreign
    currency transactions                                                 178,930,732
  Accumulated undistributed net investment income                             735,848
                                                                       --------------
      Total                                                            $1,952,446,130
                                                                       ==============
Shares of beneficial interest outstanding                                 148,851,753
                                                                       ==============
Class A shares:
  Net asset value per share
    (net assets of $658,057,778 / 50,077,526 shares of
    beneficial interest outstanding)                                       $13.14
                                                                           ======
  Offering price per share (100 / 95.25 of net asset
    value per share)                                                       $13.80
                                                                           ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $981,418,809 / 74,907,746 shares of
    beneficial interest outstanding)                                       $13.10
                                                                           ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $310,671,893 / 23,691,943 shares of
    beneficial interest outstanding)                                       $13.11
                                                                           ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $2,297,650 / 174,538 shares of
    beneficial interest outstanding)                                       $13.16
                                                                           ======
On sales of $100,000 or more, the offering price of Class A is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A,
Class B, and Class C shares.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Operations (Unaudited)
---------------------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2000
---------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                    $ 15,519,606
    Interest                                                                        7,335,219
    Foreign taxes withheld                                                           (161,455)
                                                                                 ------------
      Total investment income                                                    $ 22,693,370
                                                                                 ------------
  Expenses -
    Management fee                                                               $  4,481,112
    Trustees' compensation                                                             19,830
    Shareholder servicing agent fee                                                   843,589
    Distribution and service fee (Class A)                                            704,550
    Distribution and service fee (Class B)                                          4,283,436
    Distribution and service fee (Class C)                                          1,324,515
    Administrative fee                                                                 94,956
    Custodian fee                                                                     303,648
    Printing                                                                           18,586
    Postage                                                                            89,706
    Auditing fees                                                                      15,429
    Miscellaneous                                                                     679,765
                                                                                 ------------
      Total expenses                                                             $ 12,859,122
    Fees paid indirectly                                                              (66,809)
    Reduction of expenses by investment adviser                                      (263,136)
                                                                                 ------------
      Net expenses                                                               $ 12,529,177
                                                                                 ------------
        Net investment income                                                    $ 10,164,193
                                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                      $183,923,322
    Foreign currency transactions                                                    (690,324)
                                                                                 ------------
      Net realized gain on investments and foreign currency transactions         $183,232,998
                                                                                 ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                  $ 45,241,209
    Translation of assets and liabilities in foreign currencies                       (81,066)
                                                                                 ------------
      Net unrealized gain on investments and foreign currency translation        $ 45,160,143
                                                                                 ------------
        Net realized and unrealized gain on investments and foreign
          currency                                                               $228,393,141
                                                                                 ------------
          Increase in net assets from operations                                 $238,557,334
                                                                                 ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                YEAR ENDED
                                                                APRIL 30, 2000          OCTOBER 31, 1999
                                                                   (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $   10,164,193            $   14,848,769
  Net realized gain on investments and foreign
    currency transactions                                          183,232,998               127,939,149
  Net unrealized gain on investments and foreign
    currency translation                                            45,160,143                76,569,181
                                                                --------------            --------------
    Increase in net assets from operations                      $  238,557,334            $  219,357,099
                                                                --------------            --------------
Distributions declared to shareholders -
  From net investment income (Class A)                          $   (4,413,860)           $   (8,789,769)
  From net investment income (Class B)                              (3,519,929)               (7,897,582)
  From net investment income (Class C)                              (1,082,576)               (2,253,120)
  From net investment income (Class I)                                 (17,655)                  (31,538)
  In excess of net investment income (Class A)                            --                    (182,692)
  In excess of net investment income (Class B)                            --                    (164,148)
  In excess of net investment income (Class C)                            --                     (46,830)
  In excess of net investment income (Class I)                            --                        (655)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                (40,693,133)              (19,331,261)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (63,117,808)              (22,418,158)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                (19,343,816)               (5,964,171)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                   (126,624)                  (67,729)
                                                                --------------            --------------
    Total distributions declared to shareholders                $ (132,315,401)           $  (67,147,653)
                                                                --------------            --------------
Net increase in net assets from Fund share
  transactions                                                  $  494,607,556            $  416,848,960
                                                                --------------            --------------
      Total increase in net assets                              $  600,849,489            $  569,058,406
Net assets:
  At beginning of period                                         1,351,596,641               782,538,235
                                                                --------------            --------------

At end of period (including accumulated undistributed
  net investment income and distributions in excess of
  net investment income of $735,848 and $394,325,
  respectively)                                                 $1,952,446,130            $1,351,596,641
                                                                ==============            ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED OCTOBER 31,
                                     SIX MONTHS ENDED          ------------------------------------------------------------------
                                       APRIL 30, 2000             1999          1998           1997           1996           1995
                                          (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                              CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                                      $12.23           $10.76         $10.39         $ 9.12         $ 8.20         $ 7.00
                                              ------           ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                    $ 0.11           $ 0.21         $ 0.27         $ 0.32         $ 0.38         $ 0.31
  Net realized and unrealized gain
    on investments and foreign
    currency                                    2.00             2.13           1.78           2.08           1.07           1.22
                                              ------           ------         ------         ------         ------         ------
      Total from investment
        operations                            $ 2.11           $ 2.34         $ 2.05         $ 2.40         $ 1.45         $ 1.53
                                              ------           ------         ------         ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income                  $(0.11)          $(0.25)        $(0.27)        $(0.34)        $(0.32)        $(0.33)
  From net realized gain on
    investments and foreign
    currency transactions                      (1.09)           (0.61)         (1.39)         (0.79)         (0.21)          --
  In excess of net investment
    income                                      --              (0.01)         (0.02)          --             --             --
                                              ------           ------         ------         ------         ------         ------
      Total distributions declared
        to shareholders                       $(1.20)          $(0.87)        $(1.68)        $(1.13)        $(0.53)        $(0.33)
                                              ------           ------         ------         ------         ------         ------
Net asset value - end of period               $13.14           $12.23         $10.76         $10.39         $ 9.12         $ 8.20
                                              ======           ======         ======         ======         ======         ======
Total return(+)                                18.35%++         23.05%         22.13%         28.62%         18.41%         22.48%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                    0.98%+           1.05%          1.05%          1.10%          1.08%          0.83%
  Net investment income                         1.65%+           1.88%          2.60%          3.27%          4.37%          4.30%
Portfolio turnover                                65%             137%           124%           153%           137%           152%
Net assets at end of period (000
  omitted)                                  $658,058         $447,121       $324,098        $90,083        $60,345        $52,474

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had not been waived, the net investment income per share and the ratios would have been:
   Net investment income                      $ 0.11           $ 0.20         $ 0.26         $ 0.30         $ 0.34         $ 0.28
   Ratios (to average net assets):
     Expenses##                                 1.01%+           1.10%          1.15%          1.39%          1.42%          1.23%
     Net investment income                      1.62%+           1.83%          2.50%          3.08%          4.03%          3.90%

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                    SIX MONTHS ENDED           ------------------------------------------------------------------
                                      APRIL 30, 2000              1999          1998           1997          1996            1995
                                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                             CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                                      $12.19           $10.73         $10.36         $ 9.10         $ 8.18         $ 6.98
                                              ------           ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                    $ 0.07           $ 0.12         $ 0.19         $ 0.24         $ 0.31         $ 0.24
  Net realized and unrealized gain
    on investments and foreign
    currency                                    1.99             2.12           1.79           2.08           1.07           1.22
                                              ------           ------         ------         ------         ------         ------
      Total from investment
        operations                            $ 2.06           $ 2.24         $ 1.98         $ 2.32         $ 1.38         $ 1.46
                                              ------           ------         ------         ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income                  $(0.06)          $(0.16)        $(0.20)        $(0.27)        $(0.25)        $(0.26)
  From net realized gain on
    investments and foreign
    currency transactions                      (1.09)           (0.61)         (1.39)         (0.79)         (0.21)          --
  In excess of net investment
    income                                      --              (0.01)         (0.02)          --             --             --
                                              ------           ------         ------         ------         ------         ------
      Total distributions declared
        to shareholders                       $(1.15)          $(0.78)        $(1.61)        $(1.06)        $(0.46)        $(0.26)
                                              ------           ------         ------         ------         ------         ------
Net asset value - end of period               $13.10           $12.19         $10.73         $10.36         $ 9.10         $ 8.18
                                              ======           ======         ======         ======         ======         ======
Total return                                   17.98%++         22.11%         21.27%         27.59%         17.50%         21.43%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                    1.73%+           1.80%          1.80%          1.87%          1.89%          1.74%
  Net investment income                         1.01%+           1.08%          1.85%          2.49%          3.53%          3.33%
Portfolio turnover                                65%             137%           124%           153%           137%           152%
Net assets at end of period (000
  omitted)                                  $981,419         $691,115       $361,439        $91,973        $49,877        $33,239

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had not been waived, the net investment income per share and the ratios would have been:
   Net investment income                      $ 0.07           $ 0.11         $ 0.18         $ 0.22         $ 0.28         $ 0.21
   Ratios (to average net assets):
     Expenses##                                 1.76%+           1.85%          1.90%          2.06%          2.23%          2.14%
     Net investment income                      0.98%+           1.03%          1.75%          2.30%          3.19%          2.93%

  +Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
                                   SIX MONTHS ENDED            ------------------------------------------------------------------
                                     APRIL 30, 2000              1999           1998           1997          1996            1995
                                        (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                            CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period         $12.21           $10.75         $10.37         $ 9.10         $ 8.18         $ 6.99
                                              ------           ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                    $ 0.06           $ 0.12         $ 0.19         $ 0.24         $ 0.31         $ 0.24
  Net realized and unrealized gain
    on investments and foreign currency         1.99             2.12           1.80           2.09           1.07           1.21
                                              ------           ------         ------         ------         ------         ------
      Total from investment operations        $ 2.05           $ 2.24         $ 1.99         $ 2.33         $ 1.38         $ 1.45
                                              ------           ------         ------         ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income                  $(0.06)          $(0.16)        $(0.20)        $(0.27)        $(0.25)        $(0.26)
  From net realized gain on
    investments and foreign
    currency transactions                      (1.09)           (0.61)         (1.39)         (0.79)         (0.21)          --
  In excess of net investment
    income                                      --              (0.01)         (0.02)          --             --             --
                                              ------           ------         ------         ------         ------         ------
      Total distributions declared
        to shareholders                       $(1.15)          $(0.78)        $(1.61)        $(1.06)        $(0.46)        $(0.26)
                                              ------           ------         ------         ------         ------         ------
Net asset value - end of period               $13.11           $12.21         $10.75         $10.37         $ 9.10         $ 8.18
                                              ======           ======         ======         ======         ======         ======
Total return                                   17.86%++         22.18%         21.25%         27.71%         17.57%         21.19%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                    1.73%+           1.81%          1.80%          1.85%          1.82%          1.81%
  Net investment income                         0.90%+           1.08%          1.85%          2.47%          3.60%          3.32%
Portfolio turnover                                65%             137%           124%           153%           137%           152%
Net assets at end of period (000
  omitted)                                  $310,672         $211,924        $95,856        $22,788         $8,231         $4,943

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had not been waived, the net investment income per share and the ratios would have been:
   Net investment income                      $ 0.06           $ 0.11         $ 0.18          $ 0.22        $ 0.28         $ 0.21
   Ratios (to average net assets):
     Expenses##                                 1.76%+           1.86%          1.90%          2.04%          2.16%          2.21%
     Net investment income                      0.87%+           1.03%          1.75%          2.28%          3.26%          2.83%
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,        PERIOD ENDED
                                             SIX MONTHS ENDED              -------------------------        OCTOBER 31,
                                               APRIL 30, 2000                1999               1998              1997*
                                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------
                                                      CLASS I
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                  $12.25              $10.78             $10.39             $ 8.90
                                                       ------              ------             ------             ------
Income from investment operations# -
  Net investment income(S)                             $ 0.13              $ 0.24             $ 0.30             $ 0.29
  Net realized and unrealized gain on
    investments and foreign currency                     1.99                2.13               1.80               1.48
                                                       ------              ------             ------             ------
      Total from investment operations                 $ 2.12              $ 2.37             $ 2.10             $ 1.77
                                                       ------              ------             ------             ------
Less distributions declared to shareholders -
  From net investment income                           $(0.12)             $(0.28)            $(0.29)            $(0.28)
  From net realized gain on investments and
    foreign currency transactions                       (1.09)              (0.61)             (1.39)              --
  In excess of net investment income                     --                 (0.01)             (0.03)              --
                                                       ------              ------             ------             ------
      Total distributions declared to
        shareholders                                   $(1.21)             $(0.90)            $(1.71)            $(0.28)
                                                       ------              ------             ------             ------
Net asset value - end of period                        $13.16              $12.25             $10.78             $10.39
                                                       ======              ======             ======             ======
Total return                                            18.46%++            23.44%             22.52%             20.15%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                             0.73%+              0.80%              0.80%              0.86%+
  Net investment income                                  1.90%+              2.14%              2.84%              3.39%+
Portfolio turnover                                         65%                137%               124%               153%
Net assets at end of period (000 omitted)              $2,298              $1,437             $1,145               $725

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had not been waived, the net investment income per share and the ratios would have been:
   Net investment income                               $ 0.13              $ 0.23             $ 0.29             $ 0.27
   Ratios (to average net assets):
     Expenses##                                          0.76%+              0.85%              0.90%              1.05%+
     Net investment income                               1.87%+              2.09%              2.74%              3.20%+

  * For the period from the inception of Class I, January 3, 1997, through October 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Utilities Fund (the Fund) is a non-diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as agents, may loan the securities of the fund to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At April 30, 2000, the value of securities loaned was $264,503,813. These loans were collateralized by U.S. Treasury securities of $17,088,311 and cash of $254,988,648 which was invested in the following short-term obligations:

                                                                    SHARES/
                                                                  PRINCIPAL      AMORTIZED COST
                                                                     AMOUNT           AND VALUE
-----------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                    182,301,065        $182,301,065
Salomon Smith Barney, Inc., due 5/01/00                        $ 72,687,583          72,687,583
                                                                                   ------------
Total investment of cash collateral for securities loaned                          $254,988,648
                                                                                   ============

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. During the period, the Fund's custodian fees were reduced by $61,010 under this arrangement. The Fund has entered into a directed brokerage agreement, under which the broker will credit the Fund a portion of the commissions generated, to offset certain expenses of the Fund. For the period, the Fund's custodian fees were reduced by $5,799 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.375% of the Fund's average daily net assets and 6.25% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,396 for the six months ended April 30, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund incurs an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $460,249 for the six months ended April 30, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $30,153 for the six months ended April 30, 2000. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the six months ended April 30, 2000, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $16,608 and $3,766 for Class B and Class C shares, respectively, for the six months ended April 30, 2000. Fees incurred under the distribution plan during the six months ended April 30, 2000 were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 2000, were $5,246, $789,975, and $33,132 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                      PURCHASES           SALES
--------------------------------------------------------------------------------
U.S. government securities                       $   99,651,842    $ 54,268,655
Investments (non-U.S. government securities)     $1,233,825,240    $997,627,627

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $1,823,908,521
                                                                 --------------
Gross unrealized appreciation                                    $  265,885,162
Gross unrealized depreciation                                      (118,125,746)
                                                                 --------------
    Net unrealized appreciation                                  $  147,759,416
                                                                 ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                             SIX MONTHS ENDED APRIL 30, 2000                  YEAR ENDED OCTOBER 31, 1999
                             -------------------------------                  ---------------------------
                               SHARES                 AMOUNT                SHARES                 AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                16,149,164           $215,190,426            26,782,130           $296,199,639
Shares issued to
  shareholders in
  reinvestment of
  distributions             3,055,514             36,333,473             1,705,504             18,153,918
Shares reacquired          (5,682,277)           (75,040,362)          (22,039,306)          (244,032,316)
                           ----------           ------------           -----------           ------------
  Net increase             13,522,401           $176,483,537             6,448,328           $ 70,321,241
                           ==========           ============           ===========           ============

Class B Shares
                             SIX MONTHS ENDED APRIL 30, 2000                  YEAR ENDED OCTOBER 31, 1999
                             -------------------------------                  ---------------------------
                               SHARES                 AMOUNT                SHARES                 AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                18,942,113           $249,958,127            29,604,556           $328,295,994
Shares issued to
  shareholders in
  reinvestment of
  distributions             4,446,589             52,422,803             2,190,312             23,087,105
Shares reacquired          (5,160,200)           (67,492,259)           (8,785,261)           (98,304,257)
                           ----------           ------------           -----------           ------------
  Net increase             18,228,502           $234,888,671            23,009,607           $253,078,842
                           ==========           ============           ===========           ============

Class C Shares
                             SIX MONTHS ENDED APRIL 30, 2000                  YEAR ENDED OCTOBER 31, 1999
                             -------------------------------                  ---------------------------
                               SHARES                 AMOUNT               SHARES                  AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                 8,065,671           $107,060,511            10,720,902           $119,141,707
Shares issued to
  shareholders in
  reinvestment of
  distributions             1,208,412             14,257,917               513,712              5,429,977
Shares reacquired          (2,941,549)           (38,819,219)           (2,795,900)           (31,245,007)
                           ----------           ------------           -----------           ------------
  Net increase              6,332,534           $ 82,499,209             8,438,714           $ 93,326,677
                           ==========           ============           ===========           ============

Class I Shares
                             SIX MONTHS ENDED APRIL 30, 2000                  YEAR ENDED OCTOBER 31, 1999
                             -------------------------------                  ---------------------------
                               SHARES                 AMOUNT                SHARES                 AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                   205,003           $  2,794,367                55,017           $    620,395
Shares issued to
  shareholders in
  reinvestment of
  distributions                11,635                139,061                 8,561                 91,116
Shares reacquired            (159,380)            (2,197,289)              (52,522)              (589,311)
                           ----------           ------------           -----------           ------------
  Net increase                 57,258           $    736,139                11,056           $    122,200
                           ==========           ============           ===========           ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended April 30, 2000, was $6,307. The Fund had no borrowings during the period.

MFS(R) Utilities Fund

TRUSTEES                                               ASSISTANT TREASURERS
Richard B. Bailey - Private Investor;                  Mark E. Bradley*
Former Chairman and Director (until 1991),             Ellen Moynihan*
MFS Investment Management(R)                           James O. Yost*

Marshall N. Cohan - Private Investor                   SECRETARY
                                                       Stephen E. Cavan*
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                 ASSISTANT SECRETARY
Professor of Surgery, Harvard Medical School           James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE - Chief             CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.;                State Street Bank and Trust Company
Chairman, Colonial Insurance Company, Ltd.
                                                       INVESTOR INFORMATION
Abby M. O'Neill - Private Investor                     For information on MFS mutual funds, call your
                                                       investment professional or, for an information
Walter E. Robb, III - President and Treasurer,         kit, call toll free: 1-800-637-2929 any
Benchmark Advisors, Inc. (corporate financial          business day from 9 a.m. to 5 p.m. Eastern time
consultants); President, Benchmark Consulting          (or leave a message anytime).
Group, Inc. (office services)
                                                       INVESTOR SERVICE
Arnold D. Scott* - Senior Executive                    MFS Service Center, Inc.
Vice President, Director, and Secretary,               P.O. Box 2281
MFS Investment Management                              Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman and Chief                For general information, call toll free:
Executive Officer, MFS Investment Management           1-800-225-2606 any business day from 8 a.m. to
                                                       8 p.m. Eastern time.
J. Dale Sherratt - President, Insight
Resources, Inc. (acquisition planning                  For service to speech- or hearing-impaired,
specialists)                                           call toll free: 1-800-637-6576 any business day
                                                       from 9 a.m. to 5 p.m. Eastern time. (To use
Ward Smith - Former Chairman (until 1994),             this service, your phone must be equipped with
NACCO Industries (holding company)                     a Telecommunications Device for the Deaf.)

INVESTMENT ADVISER                                     For share prices, account balances, exchanges,
Massachusetts Financial Services Company               or stock and bond outlooks, call toll free:
500 Boylston Street                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02116-3741                                  touch-tone telephone.

DISTRIBUTOR                                            WORLD WIDE WEB
MFS Fund Distributors, Inc.                            www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
Maura A. Shaughnessy*

TREASURER
W. Thomas London*

+ Independent Trustee
* MFS Investment Management

MFS(R) UTILITIES FUND                                           ------------
                                                                  BULK RATE
                                                                U.S. POSTAGE
                                                                    PAID
[Logo] M F S(R)                                                     MFS
INVESTMENT MANAGEMENT                                           ------------
  We invented the mutual fund(R)


500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                               MUF-3  6/00  134M  35/235/335/835